Exhibit 99.1
FORESCOUT TECHNOLOGIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share amounts)

Year Ended December 31,	Restated For New Revenue Standard		Previously Reported		Change
	2016	2017	2016	2017	2016	2017
Revenue:
Product	$97,994	$125,348	$98,655	$121,413	$(661)	$3,935
Maintenance and professional services	69,552	99,056	68,186	99,458	1,366	(402)
Total revenue	167,546	224,404	166,841	220,871	705	3,533
Cost of revenue:
Product	21,832	23,841	21,678	24,098	154	(257)
Maintenance and professional services	26,571	34,771	26,571	34,771	—	—
Total cost of revenue	48,403	58,612	48,249	58,869	154	(257)
Total gross profit	119,143	165,792	118,592	162,002	551	3,790
Operating expenses:
Research and development	31,490	47,435	31,490	47,435	—	—
Sales and marketing	119,071	144,398	127,815	151,093	(8,744)	(6,695)
General and administrative	30,731	51,206	30,731	51,206	—	—
Total operating expenses	181,292	243,039	190,036	249,734	(8,744)	(6,695)
Loss from operations	(62,149)	(77,247)	(71,444)	(87,732)	9,295	10,485
Interest expense	(2,577)	(1,223)	(2,577)	(1,223)	—	—
Other income (expense), net	(607)	316	(607)	316	—	—
Revaluation of warrant liabilities	1,104	(727)	1,104	(727)	—	—
Loss before income taxes	(64,229)	(78,881)	(73,524)	(89,366)	9,295	10,485
Income tax provision	1,250	1,839	1,250	1,839	—	—
Net loss	$(65,479)	$(80,720)	$(74,774)	$(91,205)	$9,295	$10,485
Deemed dividend on the conversion of Series G redeemable convertible preferred stock	—	12,810	—	12,810	—	—
Net loss attributable to common stockholders	$(65,479)	$(93,530)	$(74,774)	$(104,015)	$9,295	$10,485
Net loss per share attributable to common stockholders, basic and diluted	$(11.67)	$(8.20)	$(13.33)	$(9.12)	$1.66	$0.92

Restated results reflect the adoption of the new revenue recognition standard. Previously reported results for fiscal year 2016 were derived from audited financial statements included in our prospectus filed pursuant to Rule 424(b)(4), as amended, on October 27, 2017. Results for fiscal year 2017 were derived from audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017.

FORESCOUT TECHNOLOGIES, INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands)

As of December 31,	Restated For New Revenue Standard		Previously Reported		Change
	2016	2017	2016	2017	2016	2017
Assets
Current assets:
Cash and cash equivalents	$79,665	$63,009	$79,665	$63,009	$—	$—
Marketable securities	—	123,384	—	123,384	—	—
Accounts receivable	44,694	64,686	44,694	65,428	—	(742)
Inventory	890	3,660	890	3,660	—	—
Deferred commission - current	7,780	10,957	—	—	7,780	10,957
Prepaid expenses and other current assets	9,072	9,213	8,592	8,655	480	558
Total current assets	142,101	274,909	133,841	264,136	8,260	10,773
Deferred commission - non-current	17,503	21,795	—	—	17,503	21,795
Property and equipment, net	24,536	23,260	24,536	23,260	—	—
Severance pay deposits	1,704	2,118	1,704	2,118	—	—
Restricted cash	4,011	4,146	4,011	4,146	—	—
Other assets	4,417	2,490	3,334	2,002	1,083	488
Total assets	$194,272	$328,718	$167,426	$295,662	$26,846	$33,056
Liabilities, redeemable convertible preferred stock and stockholders' equity (deficit)
Current liabilities:
Accounts payable	$5,210	$7,348	$5,210	$7,348	$—	$—
Accrued compensation	17,286	25,358	17,286	25,358	—	—
Accrued expenses	12,903	10,023	12,903	10,023	—	—
Customer deposits	718	1,008	718	1,008	—	—
Deferred revenue	52,879	79,631	68,844	98,027	(15,965)	(18,396)
Notes payable	7,163	7,245	7,163	7,245	—	—
Total current liabilities	96,159	130,613	112,124	149,009	(15,965)	(18,396)
Warrant liabilities	4,874	—	4,874	—	—	—
Deferred revenue - non-current	32,411	55,228	40,070	64,731	(7,659)	(9,503)
Notes payable - non-current	22,824	15,579	22,824	15,579	—	—
Accrued severance pay liability	2,033	2,617	2,033	2,617	—	—
Other liabilities	10,244	9,190	10,244	9,190	—	—
Total liabilities	168,545	213,227	192,169	241,126	(23,624)	(27,899)
Commitments and contingencies
Redeemable convertible preferred stock	283,854	—	283,854	—	—	—

Stockholders' equity (deficit):
Common stock	6	38	6	38	—	—
Additional paid-in capital	84,792	551,986	84,792	551,986	—	—
Accumulated other comprehensive loss	—	(112)	—	(112)	—	—
Accumulated deficit	(342,925)	(436,421)	(393,395)	(497,376)	50,470	60,955
Total stockholders’ (deficit) equity	(258,127)	115,491	(308,597)	54,536	50,470	60,955
Total liabilities, redeemable convertible preferred stock and stockholders' (deficit) equity	$194,272	$328,718	$167,426	$295,662	$26,846	$33,056

Restated results reflect the adoption of the new revenue recognition standard. Previously reported results for fiscal year 2016 were derived from audited financial statements included in our prospectus filed pursuant to Rule 424(b)(4), as amended, on October 27, 2017. Results for fiscal year 2017 were derived from audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017.

FORESCOUT TECHNOLOGIES, INC.
QUARTERLY FINANCIAL INFORMATION
(Unaudited, in thousands, except per share amounts)

Fiscal Year 2016	Q1 2016			Q2 2016			Q3 2016			Q4 2016
	As Reported	Impact of Adoption	As Adjusted	As Reported	Impact of Adoption	As Adjusted	As Reported	Impact of Adoption	As Adjusted	As Reported	Impact of Adoption	As Adjusted
Revenue:
Product	$18,305	$(2,131)	$16,174	$19,757	$(686)	$19,071	$30,799	$2,767	$33,566	$29,794	$(611)	$29,183
Maintenance and professional services	15,209	106	15,315	15,400	579	15,979	17,941	349	18,290	19,636	332	19,968
Total revenue	33,514	(2,025)	31,489	35,157	(107)	35,050	48,740	3,116	51,856	49,430	(279)	49,151
Cost of revenue:
Product	3,076	(10)	3,066	4,115	136	4,251	6,563	(30)	6,533	7,924	58	7,982
Maintenance and professional services	5,748	—	5,748	6,611	—	6,611	6,945	—	6,945	7,267	—	7,267
Total cost of revenue	8,824	(10)	8,814	10,726	136	10,862	13,508	(30)	13,478	15,191	58	15,249
Total gross profit	24,690	(2,015)	22,675	24,431	(243)	24,188	35,232	3,146	38,378	34,239	(337)	33,902
Gross margin	74%	(2)%	72%	69%	—%	69%	72%	2%	74%	69%	—%	69%
Operating expenses:
Research and development	6,478	—	6,478	7,365	—	7,365	8,509	—	8,509	9,138	—	9,138
Sales and marketing	29,377	(544)	28,833	29,180	(982)	28,198	35,759	(4,982)	30,777	33,499	(2,236)	31,263
General and administrative	7,028	—	7,028	8,086	—	8,086	7,967	—	7,967	7,650	—	7,650
Total operating expenses	42,883	(544)	42,339	44,631	(982)	43,649	52,235	(4,982)	47,253	50,287	(2,236)	48,051
Loss from operations	(18,193)	(1,471)	(19,664)	(20,200)	739	(19,461)	(17,003)	8,128	(8,875)	(16,048)	1,899	(14,149)
Interest expense	(682)	—	(682)	(688)	—	(688)	(702)	—	(702)	(505)	—	(505)
Other income (expense), net	(37)	—	(37)	(91)	—	(91)	(226)	—	(226)	(253)	—	(253)
Revaluation of warrant liabilities	1,040	—	1,040	(437)	—	(437)	(224)	—	(224)	725	—	725
Loss before income taxes	(17,872)	(1,471)	(19,343)	(21,416)	739	(20,677)	(18,155)	8,128	(10,027)	(16,081)	1,899	(14,182)
Income tax provision	137	—	137	223	—	223	157	—	157	733	—	733
Net loss	$(18,009)	$(1,471)	$(19,480)	$(21,639)	$739	$(20,900)	$(18,312)	$8,128	$(10,184)	$(16,814)	$1,899	$(14,915)
Net loss per share, basic and diluted	$(3.46)	$(0.28)	$(3.74)	$(3.82)	$0.13	$(3.69)	$(3.18)	$1.41	$(1.77)	$(2.89)	$0.33	$(2.56)

Fiscal Year 2017	Q1 2017			Q2 2017			Q3 2017			Q4 2017
	As Reported	Impact of Adoption	As Adjusted	As Reported	Impact of Adoption	As Adjusted	As Reported	Impact of Adoption	As Adjusted	As Reported	Impact of Adoption	As Adjusted
Revenue:
Product	$22,105	$(1,797)	$20,308	$22,592	$4,250	$26,842	$39,192	$4,012	$43,204	$37,524	$(2,530)	$34,994
Maintenance and professional services	22,248	(380)	21,868	23,614	(475)	23,139	25,164	972	26,136	28,432	(519)	27,913
Total revenue	44,353	(2,177)	42,176	46,206	3,775	49,981	64,356	4,984	69,340	65,956	(3,049)	62,907
Cost of revenue:
Product	4,411	(319)	4,092	5,505	40	5,545	7,201	39	7,240	6,981	(17)	6,964
Maintenance and professional services	8,431	—	8,431	8,543	—	8,543	8,688	—	8,688	9,109	—	9,109
Total cost of revenue	12,842	(319)	12,523	14,048	40	14,088	15,889	39	15,928	16,090	(17)	16,073
Total gross profit	31,511	(1,858)	29,653	32,158	3,735	35,893	48,467	4,945	53,412	49,866	(3,032)	46,834
Gross margin	71%	(1)%	70%	70%	2%	72%	75%	2%	77%	76%	(2)%	74%
Operating expenses:
Research and development	10,947	—	10,947	10,702	—	10,702	10,985	—	10,985	14,801	—	14,801
Sales and marketing	34,454	591	35,045	35,104	(1,548)	33,556	34,957	(929)	34,028	46,578	(4,809)	41,769
General and administrative	9,215	—	9,215	8,902	—	8,902	9,148	—	9,148	23,941	—	23,941
Total operating expenses	54,616	591	55,207	54,708	(1,548)	53,160	55,090	(929)	54,161	85,320	(4,809)	80,511
Loss from operations	(23,105)	(2,449)	(25,554)	(22,550)	5,283	(17,267)	(6,623)	5,874	(749)	(35,454)	1,777	(33,677)
Interest expense	(345)	—	(345)	(318)	—	(318)	(290)	—	(290)	(270)	—	(270)
Other income (expense), net	(144)	—	(144)	(82)	—	(82)	160	—	160	382	—	382
Revaluation of warrant liabilities	(392)	—	(392)	50	—	50	—	—	—	(385)	—	(385)
Loss before income taxes	(23,986)	(2,449)	(26,435)	(22,900)	5,283	(17,617)	(6,753)	5,874	(879)	(35,727)	1,777	(33,950)
Income tax provision	635	—	635	174	—	174	412	—	412	618	—	618
Net loss	$(24,621)	$(2,449)	$(27,070)	$(23,074)	$5,283	$(17,791)	$(7,165)	$5,874	$(1,291)	$(36,345)	$1,777	$(34,568)
Deemed dividend on the conversion of Series G redeemable convertible preferred stock	—	—	—	—	—	—	—	—	—	12,810	—	12,810
Net loss attributable to common stockholders	$(24,621)	$(2,449)	$(27,070)	$(23,074)	$5,283	$(17,791)	$(7,165)	$5,874	$(1,291)	$(49,155)	$1,777	$(47,378)
Net loss per share attributable to common stockholders, basic and diluted	$(4.16)	$(0.41)	$(4.57)	$(3.83)	$0.88	$(2.95)	$(1.17)	$0.96	$(0.21)	$(1.80)	$0.07	$(1.73)

Restated quarterly results reflect the adoption of the new revenue recognition standard. Previously reported quarterly results for fiscal year 2016 and 2017 were derived from unaudited quarterly financial results presented.